UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2011

QUANTUM SOLAR POWER CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52686	27-1616811
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

3900 Paseo del Sol, Suite A311
Santa Fe, NM	87507
(Address of principal executive	(Zip Code)
offices)

Registrant's telephone number, including area code (505)-216-5021

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 28, 2011, Quantum Solar Power Corp. (the “Company”) entered into an investor relations consulting agreement (the “Agreement”), dated for reference January 15, 2011, with Teatyn Enterprises Inc. (“Teatyn”). Under the terms of the Agreement, Teatyn has agreed to provide investor relations services to the Company. In consideration of Teatyn’s investor relations services, the Company has agreed to pay to Teatyn:

(a)	CDN $10,250 on execution of the Agreement (which has been paid); and

(b)	CDN $97,750 as follows:

(i)	CDN $8,500 per month commencing on February 1, 2011 and ending on December 1, 2011; and

(ii)	CDN $4,250 for the period from January 1, 2012 to January 14, 2012.

Under the terms of the Agreement, the Company also agreed to issue to Teatyn 600,000 warrants (the “Warrants”) for aggregate proceeds of CDN $6,000 (which warrants have been issued). Each warrant will be exercisable to purchase one share of the Company’s common stock at a price of USD $1.90 per share. See the section titled “Item 3.02 Unregistered Sales of Equity Securities” below.

The term of the Agreement is for a period of one year effective as of January 15, 2011.

The above summary is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On January 31, 2011, the Company issued to Teatyn 600,000 Warrants for aggregate proceeds of CDN $6,000. The Warrants were issued in accordance with the terms of the Agreement between the Company and Teatyn. Each Warrant entitles Teatyn to purchase one share of the Company’s common stock at a price of US $1.90 per share until January 14, 2012.

The Warrants vest and become exercisable as follows: 25,000 will vest immediately upon issuance; 50,000 will vest each on the first day of each month from February 1, 2011 to December 1, 2011; and 25,000 will vest on January 1, 2012.

The Warrants were issued pursuant to the provisions of Regulation S of the Securities Act of 1933 (the “Act”) as Teatyn represented that it was not a "U.S. Person" as defined under Regulation S and that it was not acquiring the shares for the account or benefit of a U.S. Person.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Investor Relations Consulting Agreement dated for reference January 15, 2011 between the Company and Teatyn Enterprises Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM SOLAR POWER CORP.

Date: February 3, 2011
	By:	/s/ Daryl J. Ehrmantraut
Daryl J. Ehrmantraut
President and Chief Executive Officer